AS FILED WITH THE SECURITIES AND EXCHANGE COMMISION ON OCTOBER 1, 2004

                                              REGISTRATION NO. 333-________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           ---------------------------

                               KEYSPAN CORPORATION
              Exact Name of Registrant as Specified in Its Charter)
               --------------------------------------------------

                                    NEW YORK
         (State or Other Jurisdiction of Incorporation or Organization)
               --------------------------------------------------

                                   11-3431358
                      (I.R.S. Employer Identification No.)
               --------------------------------------------------

         ONE METROTECH CENTER                   175 EAST OLD COUNTRY ROAD
         BROOKLYN, NEW YORK 11201               HICKSVILLE, NEW YORK 11801
             (718) 403-1000                          (516) 545-5000
                    (Address of Principal Executive Offices)
                    ----------------------------------------

                KEYSPAN ENERGY 401K PLAN FOR MANAGEMENT EMPLOYEES
                  KEYSPAN ENERGY 401K PLAN FOR UNION EMPLOYEES
                            (Full Title of the Plan)
                           ---------------------------

                              JOHN J. BISHAR, ESQ.
              SENIOR VICE-PRESIDENT, GENERAL COUNSEL AND SECRETARY
                               KEYSPAN CORPORATION
                              ONE METROTECH CENTER
                            BROOKLYN, NEW YORK 11201

                     (Name and Address of Agent For Service)
                           ---------------------------

                                  718-403-3320
          (Telephone Number, Including Area Code, of Agent For Service)

                         CALCULATION OF REGISTRATION FEE
===================================================================================================
Title of Each     Amount To           Proposed Maximum        Proposed Maximum         Amount of
Class of          Be                  Offering Price          Aggregate Offering       Registration
Securities To     Registered (1)(2)   Per Share (3)           Price Per Share (3)      Fee
Be Registered
===================================================================================================
Common            7,500,000           $38.47                  $288,525,000             $36,556.12
 Stock
$0.01
par value.
===================================================================================================

(1) Represents Shares of Common Stock of the Registrant, par value $0.01 per share (the "Common Stock") issuable pursuant to the KeySpan Energy 401K Plan For Management Employees and the KeySpan Energy 401k Plan For Union Employees (collectively the "Plans") being registered herein.

(2) Pursuant to Rule 416(C) under the Securities Act of 1933, this Registration Statement also covers an inderminate amount of interests to be offered or sold pursuant to the Plans described herein.

(3) Estimated  solely for calculating the  registration fee pursuant to Rule 457
(c) and (h)(1) of the General Rules And Regulations of the Securities Act, based on the average of the high and low price per share of KeySpan Common Stock on September 24, 2004, as reported by the New York Stock Exchange.
================================================================================

The Registrant filed with the Securities and Exchange Commission the following Registration Statement on Form S-8 relating to shares of Common Stock to be offered and sold under the Plans, pursuant to General Instruction E to Form S-8, the contents of such Registration Statement on Form S-8 filed June 29, 2000 (File No, 333-40472) are incorporated by reference in this Registration
Statement, as well as the Form 11-K Reports of the Plans for the year ended December 31, 2003. This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 7,500,000 shares of Common Stock of the Registrant in the Plans.

                                     PART II
                                  EXHIBIT INDEX


EXHIBIT
NO.        DESCRIPTION
---        -----------


*5 Opinion of John J. Bishar, Esq., Senior Vice President, General Counsel and Secretary of KeySpan Corporation re: legality of Common Stock being registered

*23.1 Consent of John J. Bishar, Esq., Senior Vice President, General Counsel and Secretary of KeySpan Corporation (included in Exhibit 5)

*23.2     Consent of Deloitte & Touche LLP

*23.3     Consent of Miller & Lents, Ltd.

*23.4     Consent of Netherland, Sewell & Associates, Inc.

*24.1     Power of Attorney of Andrea S. Christensen dated June 30, 2004.

*24.2     Power of Attorney of Alan H. Fishman dated June 30, 2004.

*24.3     Power of Attorney of James R. Jones dated June 30, 2004.

*24.4     Power of Attorney of James L. Larocca dated June 30, 2004.

*24.5     Power of Attorney of Gloria C. Larson dated June 30, 2004.

*24.6     Power of Attorney of Stephen McKessy dated June 30, 2004.

*24.7     Power of Attorney of Edward D. Miller dated June 30, 2004.

*24.8     Power of Attorney of Vikki L. Pryor dated June 30, 2004.


---------------
*Filed Herewith

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 1st day of October, 2004.

KEYSPAN CORPORATION
(Registrant)



By: /s/Gerald Luterman
    ---------------------
    Gerald Luterman
    Executive Vice President and Chief Financial Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


Signatures and Titles:                                        Date:


     /s/ Robert B. Catell                                     October 1, 2004
-----------------------------------------------------

Robert B. Catell
Chief Executive Officer and Director
(Principal Executive Officer)


   /s/Gerald Luterman                                         October 1, 2004
-----------------------------------------------------
Gerald Luterman
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)


   /s/Joseph F. Bodanza                                       October 1, 2004
--------------------------------------------
Joseph F. Bodanza
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)





                           **                                 October 1, 2004
-----------------------------------------------------
Andrea S. Christensen
Director

                           **                                 October 1, 2004
-----------------------------------------------------
Alan H. Fishman
Director

                           **                                 October 1, 2004
-----------------------------------------------------
James R. Jones
Director


                           **                                 October 1, 2004
-----------------------------------------------------
James L. Larocca
Director


                           **                                 October 1, 2004
-----------------------------------------------------
Gloria C. Larson
Director


                           **                                 October 1, 2004
-----------------------------------------------------
Stephen W. McKessy
Director

                           **                                 October 1, 2004
-----------------------------------------------------
Edward D. Miller
Director


                           **                                 October 1, 2004
-----------------------------------------------------
Vikki L. Pryor
Director




     Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on October 1st, 2004.

KEYSPAN ENERGY 401(K) PLAN FOR MANAGEMENT EMPLOYEES
KEYSPAN ENERGY 401(K) PLAN FOR UNION EMPLOYEES
(Plans)

By: /s/Michael J. Taunton
    -------------------------------
    Michael J. Taunton
    Senior Vice President and Treasurer

---------------

** Such signature has been affixed pursuant to a power of attorney filed as an exhibit hereto.